                                                                January 14, 1999


To The Shareholder:

The fund ended the quarter December 31, 1998 with a Net Asset Value of $22.45 per share. This represents a 1.10% decrease from $22.70 per share at the end of the March 31, 1998 fiscal year and a 1.26% increase from $22.17 per share a year earlier. On December 31, 1998, the closing price on the New York Stock Exchange for the Fund's stock was $21.25 per share, representing a 5.3% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:


               Total Return-Percentage Change in Net Asset Value
                 Per Share with All Distributions Reinvested1

--------------------------------------------------------------------------------


                                  10 Years        5 Years         2 Years          1 Year         Quarter
                                to 12/31/98     to 12/31/98     to 12/31/98     to 12/31/98     to 12/31/98
                               -------------   -------------   -------------   -------------   ------------
1838 Bond Fund 2               166.23%         47.06%          23.21%           8.63%          0.61%
Average of 18 Other
 Closed-End Bond Funds 2       148.98%         44.18%          19.07%           7.08%          0.87%
Salomon Bros. Bond Index 3     180.18%         52.08%          25.10%          10.75%          0.86%

1 - This is historical information and should not be construed as indicative of likely future performance.

2 - Source: Lipper Inc.

3 - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

On December 10, 1998 the Board of Directors declared a total dividend payment of $0.465 per share payable January 26, 1999 to shareholders of record December 31, 1998. This payment is comprised of the $0.38 per share rate paid in previous quarters combined with an additional $0.085 per share special declaration to distribute capital gains realized on portfolio transactions during the most recent tax year. This additional payment is in accordance with the established policy of distributing these gains on an annual basis, as applicable. Please consult the Form 1099 distributed in conjunction with the dividend payment and your tax adviser for specific tax treatment of the Fund's distributions.

The past year has been extremely volatile for the bond markets as we discussed in the previous quarter's letter. The recent quarter saw interest rates rise slightly as concerns over Emerging Market difficulties eased. Yield spreads on Corporate bonds tightened relative to US Treasury bonds and overall market liquidity improved from the very extreme conditions of September and October. Three policy moves lowering interest rates on the part of the Federal Reserve Board proved to be the key to restoring market confidence. The Fund had made strategic moves to reduce its exposure to emerging market, lower rated and very cyclical credits. This enabled the Fund to realize the incremental total return while maintaining the market exposure of predominantly longer duration bonds and the incremental yield of what we believed would be less volatile corporate bonds.

The table below updates the portfolio quality of the Fund's assets compared to the end of the most recent fiscal years:

--------------------------------------------------------------------------------
            Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------

                       U.S. Treasuries,
                          Agencies &                                                           B and        Not
    Period Ended           AAA Rated           AA           A           BBB          BB        Lower       Rated
-------------------   ------------------   ---------   ----------   ----------   ---------   ---------   ---------
December 31, 1998     16.7%                0.0%        30.5%        48.7%        3.6%        0.3%        0.2%
March 31, 1998        19.9%                0.0%        31.9%        44.0%        3.0%        0.9%        0.3%
March 31, 1997        22.3%                1.3%        31.9%        34.5%        9.3%        0.4%        0.3%
March 31, 1996        31.4%                1.2%        26.2%        27.4%        9.6%        3.9%        0.3%

Recent developments, particularly the financial troubles in Brazil, have rekindled fears about credit risk and resulted in a modest widening in yield spreads at this writing. We believe that the markets will remain vulnerable to sporadic weakness in the riskier sectors. We would not anticipate adding any incremental credit risk until we feel that markets have regained a more fundamental stability.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. First Chicago Trust Co. of New York, the Fund's Transfer Agent and Dividend Paying Agent, may be reached at 201-324-0498.




                                                   Sincerely,

                                                   /s/  John H. Donaldson
                                                   -----------------------------
                                                   John H. Donaldson, CFA
                                                   President

SCHEDULE OF NET ASSETS                              DECEMBER 31, 1998
(Unaudited)


                                                                           Moody's/
                                                                          Standard &
                                                                            Poor's
                                                                          Rating for
                                                                             Debt          Principal
                                                                          Securities    Amount (000's)
                                                                         ------------  ----------------
LONG TERM DEBT SECURITIES (98.35%)
ELECTRIC UTILITIES (9.97%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23 ...........     Ba1/BB+         $ 1,800
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21 ......................    Baa2/BBB           2,000
Hydro Quebec Deb, 8.25%, 04/15/2026 ...................................      A2/A+            1,550
Niagara Mohawk Power, 1st Mtge., 8.75%, 04/01/22 ......................    Baa3/BBB           1,000
Utilicorp United Inc., Sr. Note 9.00%, 11/15/21 .......................    Baa3/BBB           1,000
FINANCIAL (16.12%)
Chrysler Financial Corp., Debs., 12.75%, 11/01/99 .....................      A2/A+            1,000
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 .............      Aa3/A            2,000
EOP Operating LP. Notes, 7.25%, 02/15/18 ..............................    Baa1/BBB           1,000
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ....................     A1/BBB+           2,000
HSBC America Capital II, 8.38%, 05/15/27 ..............................     A2/BBB+           3,000
Liberty Property Trust, 7.50%, 01/15/18 ...............................    Baa3/BBB-          1,000
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 .....................     Ba1/BBB           1,000
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 .....................     Ba1/BBB           1,500
INDUSTRIAL & MISCELLANEOUS (39.08%)
Apache Corp., Notes, 7.70%, 03/15/26 ..................................    Baa1/BBB+            500
Chiquita Brands Int'l, Inc., Sr. Notes, 10.25%, 11/01/06 ..............      B1/B+              250
Dell Computer Corp., Sr. Debs., 7.10%, 04/15/28 .......................    Baa1/BBB+          2,500
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 ........................    Baa2/BBB-          1,000
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ....................    Baa2/BBB           2,000
Harcourt General Inc., 7.30%, 08/01/2097 ..............................    Baa2/BBB           1,500
K N Energy Inc., Debs., 8.75%, 10/15/24 ...............................    Baa2/BBB-          1,150
Mark IV Industries, Inc., Sr. Sub Notes, 7.75%, 04/01/06 ..............     Ba2/BB-             500
May Department Stores Co., Debs., 10.75%, 06/15/18 ....................      A1/A               150
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 .........    Baa3/BBB-          2,050
News America Holdings Inc., Notes, 7.90%, 12/01/2095 ..................    Baa3/BBB-          1,400
Phillip Morris Co., Inc., Debs., 7.75%, 01/15/27 ......................      A2/A             3,000
Smurfit Capital Funding, Gtd., Debs., 7.50%, 11/20/25 .................     Baa1/A-           2,000
Societe Generale(NY), Sub Notes, 7.40%, 06/01/06 ......................      A1/A+              400
Texaco Capital Inc., Gtd. Debs., 7.50%, 03/01/2043 ....................      A1/A+            2,000
Time Warner Inc., Debs., 9.15%, 02/01/23 ..............................    Baa3/BBB           3,000
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ..................     Ba1/BB              500
TRW Inc., Medium Term Sr. Notes, 9.25%, 12/30/11 ......................      A2/A               275
TRW Inc., Sr. Notes, 9.375%, 04/15/21 .................................      A2/A               303
Union Camp Corp., Debs., 9.25%, 02/01/11 ..............................      A2/A-            1,500
Western Atlas Inc., Debs., 8.55%, 06/15/24 ............................      A2/A             2,539
TELEPHONE & COMMUNICATIONS (7.46%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ...................    Baa3/BBB           1,000
MCI Worldcom Inc., Sr. Note., 9.375%, 01/15/04 ........................    Baa2/BBB+          1,000
MCI Worldcom Inc., Sr. Note., 6.95%, 08/15/28 .........................    Baa2/BBB+          1,500
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ..................    Baa3/BBB-          2,000



                                                                          Identified Cost        Value
                                                                              (Note 2)         (Note 1)
                                                                         -----------------  --------------
LONG TERM DEBT SECURITIES (98.35%)
ELECTRIC UTILITIES (9.97%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23 ...........     $ 1,662,876      $ 1,982,432
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21 ......................       2,062,500        2,117,796
Hydro Quebec Deb, 8.25%, 04/15/2026 ...................................       1,475,994        1,920,047
Niagara Mohawk Power, 1st Mtge., 8.75%, 04/01/22 ......................       1,028,220        1,098,220
Utilicorp United Inc., Sr. Note 9.00%, 11/15/21 .......................       1,090,000        1,100,192
                                                                            -----------      -----------
                                                                              7,319,590        8,218,687
                                                                            -----------      -----------
FINANCIAL (16.12%)
Chrysler Financial Corp., Debs., 12.75%, 11/01/99 .....................       1,090,125        1,058,533
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 .............       2,012,070        2,208,132
EOP Operating LP. Notes, 7.25%, 02/15/18 ..............................         991,900          944,860
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ....................       1,993,370        2,220,278
HSBC America Capital II, 8.38%, 05/15/27 ..............................       3,080,350        3,061,941
Liberty Property Trust, 7.50%, 01/15/18 ...............................         998,430          910,600
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 .....................       1,150,640        1,040,220
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 .....................       1,634,965        1,847,265
                                                                            -----------      -----------
                                                                             12,951,850       13,291,829
                                                                            -----------      -----------
INDUSTRIAL & MISCELLANEOUS (39.08%)
Apache Corp., Notes, 7.70%, 03/15/26 ..................................         525,280          519,960
Chiquita Brands Int'l, Inc., Sr. Notes, 10.25%, 11/01/06 ..............         255,625          260,625
Dell Computer Corp., Sr. Debs., 7.10%, 04/15/28 .......................       2,501,140        2,552,500
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 ........................       1,059,240        1,120,742
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ....................       2,157,020        2,232,844
Harcourt General Inc., 7.30%, 08/01/2097 ..............................       1,488,886        1,359,077
K N Energy Inc., Debs., 8.75%, 10/15/24 ...............................       1,263,798        1,299,788
Mark IV Industries, Inc., Sr. Sub Notes, 7.75%, 04/01/06 ..............         462,650          495,775
May Department Stores Co., Debs., 10.75%, 06/15/18 ....................         154,385          158,344
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 .........       2,163,503        2,443,580
News America Holdings Inc., Notes, 7.90%, 12/01/2095 ..................       1,298,624        1,504,510
Phillip Morris Co., Inc., Debs., 7.75%, 01/15/27 ......................       3,007,020        3,414,957
Smurfit Capital Funding, Gtd., Debs., 7.50%, 11/20/25 .................       1,990,780        1,965,734
Societe Generale(NY), Sub Notes, 7.40%, 06/01/06 ......................         413,588          432,926
Texaco Capital Inc., Gtd. Debs., 7.50%, 03/01/2043 ....................       1,977,920        2,224,324
Time Warner Inc., Debs., 9.15%, 02/01/23 ..............................       3,159,700        3,955,629
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ..................         498,875          523,722
TRW Inc., Medium Term Sr. Notes, 9.25%, 12/30/11 ......................         326,312          357,041
TRW Inc., Sr. Notes, 9.375%, 04/15/21 .................................         320,893          402,982
Union Camp Corp., Debs., 9.25%, 02/01/11 ..............................       1,486,305        1,896,303
Western Atlas Inc., Debs., 8.55%, 06/15/24 ............................       2,651,998        3,112,535
                                                                            -----------      -----------
                                                                             29,163,542       32,233,898
                                                                            -----------      -----------
TELEPHONE & COMMUNICATIONS (7.46%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ...................       1,120,000        1,192,163
MCI Worldcom Inc., Sr. Note., 9.375%, 01/15/04 ........................       1,051,875        1,036,027
MCI Worldcom Inc., Sr. Note., 6.95%, 08/15/28 .........................       1,485,975        1,618,160
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ..................       1,991,940        2,305,000
                                                                            -----------      -----------
                                                                              5,649,790        6,151,353
                                                                            -----------      -----------

                       See notes to financial statements.

SCHEDULE OF NET ASSETS -- continued                 DECEMBER 31, 1998
(Unaudited)



                                                                Moody's/
                                                               Standard &
                                                                 Poor's
                                                               Rating for
                                                                  Debt          Principal      Identified Cost        Value
                                                               Securities    Amount (000's)        (Note 2)          (Note 1)
                                                              ------------  ----------------  -----------------  ---------------
TRANSPORTATION (9.17%)
AMR Corp., Debs., 10.00%, 04/15/21 .........................   Baa2/BBB-        $  2,000        $   2,148,940      $ 2,612,684
Auburn Hills Trust, Gtd. Ctf Ex adj rate, 05/01/20 .........     A2/A+             1,000            1,000,000        1,660,114
Ford Holdings, Inc., Gtd. Debs., 9.30%, 03/01/20 ...........     A1/A              1,000            1,117,790        1,314,618
Ford Motor Co., Debs., 8.90%, 02/15/2032 ...................     A1/A              1,500            1,480,350        1,977,341
                                                                                                -------------      -----------
                                                                                                    5,747,080        7,564,757
                                                                                                -------------      -----------
MORTGAGE BACKED SECURITIES (4.21%)
FNMA Pool #313411, 7.00%, 03/01/04 .........................     NR/NR             1,185            1,087,120        1,085,441
GNMA Pool #780374, 7.50%, 12/15/23 .........................     NR/NR               664              631,793          656,599
GNMA Pool #417239, 7.00%, 02/15/26 .........................     NR/NR             1,718            1,710,433        1,726,073
                                                                                                -------------      -----------
                                                                                                    3,429,346        3,468,112
                                                                                                -------------      -----------
MUNICIPAL BONDS (1.89%)
Greater Orlando Aviation Auth 8.20% 10/01/2012 .............    Aaa/AAA              500              551,875          551,830
North Dakota St Str Sys Rev 10.50% 04/01/2014 ..............    Aaa/AAA            1,000            1,159,780        1,012,740
                                                                                                -------------      -----------
                                                                                                    1,711,655        1,564,570
                                                                                                -------------      -----------
U.S. GOVERNMENT & AGENCIES (10.45%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ......................     NR/NR             1,600            2,120,750        2,133,501
U.S. Treasury Bonds, 8.125%, 08/15/21 ......................     NR/NR             1,000            1,016,407        1,353,750
U.S. Treasury Bonds, 7.875%, 02/15/21 ......................     NR/NR             3,900            4,051,031        5,140,688
                                                                                                -------------      -----------
                                                                                                    7,188,188        8,627,938
                                                                                                -------------      -----------
TOTAL LONG TERM DEBT SECURITIES ............................                                       73,161,041       81,121,140
                                                                                                -------------      -----------
COMMERCIAL PAPER (1.21%)
General Electric Capital Corp., 5.50%, 01/25/99 ............                       1,000            1,000,000        1,000,000
                                                                                                -------------      -----------
                                                                                Shares
                                                                               --------
SHORT-TERM INVESTMENTS (0.39%)
Republic US Govt M/M Fund-Reg ..............................     NR/NR           322,537              322,537          322,537
                                                                                                -------------      -----------
INVESTMENT COMPANIES (0.24%)
High Yield Plus Fund .......................................     NR/NR            25,000              167,178          192,188
                                                                                                -------------      -----------
TOTAL INVESTMENTS (100.19%) ................................                                    $  74,650,756*     $82,635,865
                                                                                                =============      ===========
LIABILITIES IN EXCESS OF OTHER ASSETS (0.19%) ..............                                                          (159,899)
                                                                                                                   -----------
NET ASSETS (100.00%) .......................................                                                       $82,475,966
                                                                                                                   ===========

* The cost for federal income tax purposes was $74,850,758. The aggregate gross unrealized appreciation in which there was an excess of market value over tax cost was $8,605,187 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $820,078.




                       See notes to financial statements

FINANCIAL STATEMENTS (Unaudited)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998



Assets:
   Investment in securities at value (identified cost $74,650,756) (Note 1) ..............    $82,635,865
   Cash ..................................................................................         28,658
   Interest receivable ...................................................................      1,631,439
   Prepaid expenses ......................................................................          9,727
                                                                                              -----------
     TOTAL ASSETS ........................................................................     84,305,689
                                                                                              -----------
Liabilities:
   Accrued expenses payable ..............................................................        122,861
   Dividends payable .....................................................................      1,706,862
                                                                                              -----------
     TOTAL LIABILITIES ...................................................................      1,829,723
                                                                                              -----------
Net assets: (equivalent to $22.45 per share based on 3,673,258 shares of capital stock        $82,475,966
                                                                                              ===========
  outstanding)
NET ASSETS consisted of:
   Capital paid - in .....................................................................    $74,544,927
   Accumulated net realized loss .........................................................        (54,070)
   Net unrealized appreciation on investments ............................................      7,985,109
                                                                                              -----------
                                                                                              $82,475,966
                                                                                              ===========

STATEMENT OF OPERATIONS
For the nine months ended December 31, 1998


Investment Income:
   Interest ............................................................                   $ 4,604,063
   Dividends ...........................................................                        40,682
                                                                                           -----------
     Total Investment Income ...........................................                     4,644,745
                                                                                           -----------
Expenses:
   Investment advisory fees (Note 4) ...................................    $  351,332
   Transfer agent fees .................................................        35,471
   Insurance ...........................................................        11,811
   Directors' fees and expenses ........................................        20,377
   Audit fees ..........................................................        19,137
   State and local taxes ...............................................        15,466
   Legal fees and expenses .............................................        19,786
   Reports to shareholders .............................................        13,825
   Custodian fees ......................................................         6,431
   Miscellaneous .......................................................        20,324
                                                                            ----------
     Total Expenses ....................................................                       513,960
                                                                                           -----------
        Net Investment Income ..........................................                     4,130,785
                                                                                           -----------
Realized and unrealized gain on investments (Note 1):
   Net realized gain from security transactions ........................                       231,764
                                                                                           -----------
   Unrealized appreciation of investments:
     Beginning of period ...............................................     7,350,696
     End of period .....................................................     7,985,109
                                                                            ----------
        Change in unrealized appreciation of investments ...............                       634,413
                                                                                           -----------
          Net realized and unrealized gain on investments ..............                       866,177
                                                                                           -----------
          Net increase in net assets resulting from operations .........                   $ 4,996,962
                                                                                           ===========


                       See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Nine Months
                                                                                       ended
                                                                                 December 31, 1998      Year ended
                                                                                    (unaudited)       March 31, 1998
                                                                                -------------------  ---------------
Increase (decrease) in net assets:
Operations:
 Net investment income .......................................................     $  4,130,785       $  5,528,166
 Net realized gain from security transactions (Note 2) .......................          225,441            164,027
 Change in unrealized appreciation of investments ............................          634,413          7,586,669
                                                                                   ------------       ------------
 Net increase in net assets resulting from operations ........................        4,990,639         13,278,862
                                                                                   ------------       ------------
Dividends to shareholders from net investment income .........................       (4,136,385)        (5,528,166)
Dividends to shareholders in excess of net investment income .................       (1,287,709)           (86,494)
Distributions to shareholders from net realized gain .........................         (470,282)            (5,422)
                                                                                   ------------       ------------
                                                                                     (5,894,376)        (5,620,082)
                                                                                   ------------       ------------
Capital share transactions:
 Net asset value of shares issued to shareholders in reinvestment of dividends
   from net investment income (Note 5) .......................................                0                  0
                                                                                   ------------       ------------
 Increase (decrease) in net assets ...........................................         (903,737)         7,658,780
Net Assets:
 Beginning of period .........................................................       83,379,703         75,720,923
                                                                                   ------------       ------------
 End of period ...............................................................     $ 82,475,966       $ 83,379,703
                                                                                   ============       ============

                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

        1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 11. The Fund has appointed First Chicago Trust Company of New York to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500.














                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.



                                                           Nine Months
                                                              Ended
                                                                                          Year Ended March 31,
                                                             12/31/98     -----------------------------------------------------
                                                           (unaudited)        1998          1997          1996          1995
                                                          -------------   -----------   -----------   -----------   -----------
Per Share Operating Performance
Net asset value, beginning of period ..................     $ 22.70         $ 20.61       $ 21.15       $ 20.64       $ 21.45
                                                            -------         -------       -------       -------       -------
 Net investment income ................................        1.13            1.51          1.51          1.58          1.58
    Net realized and unrealized gain (loss) on
   investments ........................................        0.23            2.11        ( 0.49)         0.61        ( 0.67)
                                                            -------         -------       -------       -------       -------
Total from investment operations ......................        1.36            3.62          1.02          2.19          0.91
                                                            -------         -------       -------       -------       -------
Less distributions
 Dividends from net investment income .................      ( 1.13)         ( 1.51)       ( 1.51)       ( 1.58)       ( 1.58)
  Dividends in excess of net investment income .             ( 0.35)           0.00        ( 0.02)        0.00         ( 0.01)
 Distributions from net realized gain .................      ( 0.13)         ( 0.02)         0.00        ( 0.06)        0.00
 Distributions in excess of net realized gain .........        0.00            0.00          0.00          0.00          0.00
 Distributions from tax return of capital .............        0.00            0.00        ( 0.03)       ( 0.04)       ( 0.13)
                                                            --------        -------       -------       -------       -------
Total distributions ...................................      ( 1.61)         ( 1.53)       ( 1.56)       ( 1.68)       ( 1.72)
                                                            --------        -------       -------       -------       -------
Net asset value, end of period ........................     $ 22.45         $ 22.70       $ 20.61       $ 21.15       $ 20.64
                                                            ========        =======       =======       =======       =======
Per share market price, end of period .................     $ 21.25         $ 20.81       $ 19.75       $ 21.25       $ 20.13
                                                            ========        =======       =======       =======       =======
Total Investment Return
 Based on market value ................................        9.85  %        13.11%         0.28%        13.91%         3.41%
Ratios/Supplemental Data
Net assets, end of period (in 000's) ..................    $ 82,476         $83,380       $75,721       $77,581       $75,384
 Ratio of expenses to average net assets ..............        0.82%*          0.85%         0.87%         0.86%         0.86%
   Ratio of net investment income to average net
   assets .............................................        6.58%*          6.89%         7.27%         7.37%         7.83%
 Portfolio Turnover Rate ..............................        8.88  %        25.03%        32.83%        43.25%        35.38%
Number of shares outstanding at the end of period
 (in 000's) ...........................................       3,673           3,673         3,673         3,668         3,653

------------
* Annualized















                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


A. Security Valuation -- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At December 31, 1998, the Fund had invested 98.35% of its portfolio in long-term debt obligations of issuers engaged in financial, industrial, electric utilities, transportation, telephone & communication, foreign and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.


B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.


C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. In computing net investment income, the Fund does not amortize premiums or accrue discounts on fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.


F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the nine months ended December 31, 1998:


                                                                     Proceeds
                                                     Cost of        from Sales
                                                    Purchases      or Maturities
                                                  -------------   --------------
          U.S. Government Securities ..........    $  368,611       $1,252,216
          Other Investment Securities .........    $8,398,088       $5,956,153


Note 3 -- Capital Stock -- At December 31, 1998, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated
Persons -- Under the terms of the current contract with 1838 Investment Advisors, Inc., advisory fees are paid monthly to the Investment Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the nine months ended December 31, 1998, the Fund issued zero shares under this Plan.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.



             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
      Contact Your Transfer Agent, First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498